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                                                                    Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2003 relating to the financial statements of Bethlehem Steel Corporation, which appears in International Steel Group Inc.'s Registration Statement No. 333-107524 on Form S-1, as amended.



/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 9, 2004